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				THE MANAGERS FUNDS
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			MANAGERS INTERNATIONAL EQUITY FUND
				    (the "Fund")
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			Supplement dated September 20, 2004
			to the Prospectus dated May 1, 2004




The following information supersedes any information to the contrary relating to the Fund contained in the Fund's Prospectus dated
May 1, 2004:

Managers International Equity Fund
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Effective September 20, 2004, Wellington Management Company, LLP
("Wellington Management"), located at 75 State Street, Boston Massachusetts, replaced Mastholm Asset Management, LLC ("Mastholm") as one of the Subadvisors of Managers International Equity Fund. Lazard Asset Management LLC and Bernstein Investment
Research and Management remain as the other Subadvisors for the Fund.

As of June 30, 2004, Wellington Management had approximately $423.9 billion in assets under management. Wellington Management provides investment services to many public and private institutions. The portion of the assets of the Fund managed by Wellington Management will be managed by Wellington Management's International Growth Team, comprised of portfolio managers Mr. Jean-Marc Berteaux and Mr. Andrew
S. Offit. The team is supported by the research efforts of over 50 industry and regional analysts. Mr. Berteaux is a Vice President of, and a portfolio manager for, Wellington Management and has been an investment professional with the firm since 2001. Prior to that, Mr. Berteaux was a Vice President of, and a senior equity analyst for, John Hancock Funds, LLC from 1998 to 2001. Mr. Offit is a Senior
Vice President of, and a portfolio manager for, Wellington Management and has been an investment professional with the firm since 1997.

All references to Mastholm under the heading "Managers International Equity Fund -Portfolio Management of the Fund" shall now refer to Wellington Management.


September 20, 2004